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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 22, 2009


                                AMERIANA BANCORP
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               (Exact name of registrant as specified in charter)

          INDIANA                      0-18392                   35-1782688
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)


                2118 BUNDY AVENUE, NEW CASTLE, INDIANA 47263-1048
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (765) 529-2230
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS.
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     On May 22, 2009,  Ameriana  Bancorp,  the holding company of Ameriana Bank,
SB, announced that Ameriana Financial Services, Inc., a bank subsidiary, has sold its ownership interest in Family Financial Holdings, Inc. The Company expects to receive proceeds of $645,000, including a gain of approximately $192,000, on the sale, which will be reported in its results for the second quarter of 2009. A copy of the press release dated May 22, 2009 is attached as
Exhibit 99.1 and incorporated by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
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         (d)    Exhibits

                Number            Description
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                99.1              Press release dated May 22, 2009


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERIANA BANCORP



Dated: May 26, 2009                    By: /s/ John J. Letter
                                           -------------------------------------
                                           John J. Letter
                                           Senior Vice President, Treasurer and
                                           Chief Financial Officer